Registration No. 97/16605/06

FINANCIAL STATEMENTS

for the period ended 28 February 1998

APPROVAL OF FINANCIAL STATEMENTS

The financial statements for the period ended 28
February 1998 was
approved by the directors on 4 May, 1999 and
signed by:

DIRECTOR				DIRECTOR


/s/...........................................
	/s/...............................
		MR R HUBSCH		MR A G JACQUESSON


NICO VAN DER SMIT


Geoktrooieerde  Rekenmeester (S.A.)			Chartered
Accountant   (S.A.)
Openbare Rekenmeester en Ouditeur			Public Accountant
and Auditor

38 Rissik Str. 38				 TEL: +27 (0)11 660-1604
	P O Box /Posbus 399
KRUGERSDORP			FAX : +27 (0)11 660-5608
	KRUGERSDORP
1739					e-mail  vdsmit@pixie.co.za
	1740




REPORT OF THE INDEPENDENT AUDITORS TO THE MEMBERS OF

QIBLAH TECHNOLOGIES LIMITED
Registration No. 97/16605/06


We have audited the annual financial statements set out on pages three to nine. These financial statements are the responsibility of the companys directors. Our responsibility is to report on these financial statements.

We conducted our audit in accordance with generally accepted auditing standards. These standards require that we plan and perform the audit to obtain reasonable assurance that, in all material respects, fair presentation is achieved in the financial statements. An audit includes an evaluation of the appropriateness of the accounting policies, an examination, on a test basis, of the evidence supporting the amounts and disclosures included in the financial statements, an assessment of the reasonableness of significant estimates and a consideration of the appropriateness of the overall financial statements presentation. We consider that our audit procedures were appropriate in the circumstances to express our opinion presented below.

In our opinion these financial statements fairly present the financial position of the company for the period 1 July 1997 to 28 February 1998, and the results of its operations for the year then ended in accordance with South African generally accepted accounting practices and in the manner required by the Companies Act.


/s/.............................................
NICO VAN DER SMIT

4 May 1999



Nico Anthonie  van der Smit
B.  Com. B. Rat..   G.R. (S.A.) /Practice No. 956228

QIBLAH TECHNOLOGIES LIMITED
Reg. Nr. 97/16605/06


REPORT OF THE DIRECTORS FOR THE PERIOD 1 JULY 1997 TO 28 FEBRUARY
1998

(ALL CURRENCIES STATED ARE SOUTH AFRICAN RAND)


BUSINESS AND OPERATIONS

Manufacture, assembly, distribution and sale of electronic components.

FINANCIAL SITUATION

The financial position of the Company is clearly stated in the financial statements attached.

SHARE CAPITAL

The total Share Capital of the Company is as follows:

Ordinary Share Capital Authorised		20,000,000 @ ZAR0-01
	ZAR200,000-00
Ordinary Share Capital Issued:		15,713,000 @ ZAR0.01
	ZAR157,130-00
Share Premium						ZAR   21,870-00

DIRECTORS

Directors who served throughout the financial period under review:

Andre Ghalib Jacquesson
R. Hubsch
Z. Tayob
J.S. Wilson

SECRETARY

There was no secretary appointed for the year.

EVENTS AFTER YEAR-END

The directors are not aware of any significant occurrence, fact or circumstance concerning the company, between the accounting date and the date hereof which requires specific mention or disclosure.

TRADING PRIOR TO INCORPORATION

The Company was incorporated on 2 October 1997 but financial statements include pre-incorporation transactions.



Registration No. 97/16605/06

FINANCIAL STATEMENTS

for the period ended 28 February 1999

APPROVAL OF FINANCIAL STATEMENTS

The financial statements for the period ended 28
February 1999 was
approved by the directors on 4 May, 1999 and
signed by:

DIRECTOR				DIRECTOR


/s/...........................................
	/s/...............................
		MR R HUBSCH		MR A G JACQUESSON


NICO VAN DER SMIT


Geoktrooieerde  Rekenmeester (S.A.)				Chartered
Accountant   (S.A.)
Openbare Rekenmeester en Ouditeur				Public
Accountant and Auditor

38 Rissik Str. 38				 TEL: +27 (0)11 660-1604
	P O Box /Posbus 399
KRUGERSDORP			FAX : +27 (0)11 660-5608
	KRUGERSDORP
1739					e-mail  vdsmit@pixie.co.za
	1740

REPORT OF THE INDEPENDENT AUDITORS TO THE MEMBERS OF

QIBLAH TECHNOLOGIES LIMITED
Registration No. 97/16605/06


We have audited the annual financial statements set out on pages three to nine. These financial statements are the responsibility of the companys directors. Our responsibility is to report on these financial statements.

We conducted our audit in accordance with generally accepted auditing standards. These standards require that we plan and perform the audit to obtain reasonable assurance that, in all material respects, fair presentation is achieved in the financial statements. An audit includes an evaluation of the appropriateness of the accounting policies, an examination, on a test basis, of the evidence supporting the amounts and disclosures included in the financial statements, an assessment of the reasonableness of significant estimates and a consideration of the appropriateness of the overall financial statements presentation. We consider that our audit procedures were appropriate in the circumstances to express our opinion presented below.

In our opinion these financial statements fairly present the financial position of the company for the period 1 July 1998 to 28 February 1999, and the results of its operations for the year then ended in accordance with South African generally accepted accounting practices and in the manner required by the Companies Act.


/s/.............................................
NICO VAN DER SMIT

4 May 1999



Nico Anthonie  van der Smit
B.  Com. B. Rat..   G.R. (S.A.)/Practice No. 956228


QIBLAH TECHNOLOGIES LIMITED

Reg. Nr. 97/16605/06


REPORT OF THE DIRECTORS FOR THE YEAR ENDED 28 FEBRUARY 1999

(ALL CURRENCIES STATED ARE SOUTH AFRICAN RAND)


BUSINESS AND OPERATIONS

Manufacture, assembly, distribution and sale of electronic components.

FINANCIAL SITUATION

The financial position of the Company is clearly stated in the financial statements attached.

SHARE CAPITAL

The total Share Capital of the Company is as follows:

Orinary Share Capital Authorised	20,000,000 @ R0-01
	R200,000-00
Orinary Share Capital Issued:	16,917,000 @ R0.01	R169,170-00
Share Premium						  R39,930-00

DIRECTORS

Directors who served throughout the financial period under review:

Andre Ghalib Jacquesson
R. Hubsch
Z. Tayob	- Resigned on 1 April 1998
J.S. Wilson	- Resigned on 1 May 1998

SECRETARY

There was no secretary appointed for the year.

EVENTS AFTER YEAR-END

The directors are not aware of any significant occurrence, fact or circumstance concerning the company, between the accounting date and the date hereof which requires specific mention or disclosure.


QIBLAH TECHNOLOGIES LTD

























 BALANCE SHEET AT 28
FEBRUARY 1998 AND 1999












(All Currencies stated are in
South African Rands = ZAR)
















NOTES


1999



1998








ZAR



ZAR

ASSETS

























FIXED ASSETS



2


47,588.00



40,219.00














OTHER ASSETS



3


100,000.00



100,000.00














CURRENT ASSETS






127,191.20



123,930.82


Debtors, deposits &
prepayments





4,240.67



1,624.08


Call Account





1,397.92



1,285.56


Stock


4


121,552.61



121,021.18














TOTAL ASSETS






274,779.20



264,149.82














LIABILITIES

























LONGTERM LIABILITIES



5


83,955.97



94,682.81














CURRENT LIABILITIES






174,184.81



124,689.17


Creditors





154,175.63



106,506.27


Bank Overdraft





20,009.18



18,182.90














TOTAL LIABILITIES






258,140.78



219,371.98














NET
ASSETS/(LIABILITIES)






16,638.42



44,777.84














CAPITAL & RESERVES

























SHARE CAPITAL



6


169,170.00



157,130.00














SHARE PREMIUM



6


39,930.00



21,870.00














ACCUMULATED LOSS



7


(192,461.58)



(134,222.16)














SHAREHOLDERS FUNDS






16,638.42



44,777.84

QIBLAH TECHNOLOGIES LTD












Registration No.
97/16605/06

























INCOME STATEMENT FOR THE YEAR
ENDED 28 FEBRUARY 1999












(All Currencies stated are
in South African Rands =
ZAR)
















NOTES


1999



1998








ZAR



ZAR














INCOME







-




-

LESS: COST OF SALES







-




-














Opening Stock






121,021.18




-

Production Cost













Purchases






-



99,939.46


Consulting Fees






-



14,240.00


Freight & Delivery






-



4,527.20


Packaging






-



1,083.32


Research &
Development Costs





531.43



1,231.20





















121,552.61



121,021.18

Closing Stock






121,552.61



121,021.18



























OTHER INCOME












Interest






112.36




-














TOTAL INCOME






112.36




-














LESS: EXPENSES






58,351.78



134,222.16

Auditing Fees






4,425.00



1,060.00

Advertising - Trade







-



7,147.64

Advertising - Investor







-



1,083.67

Bank Charges






594.16



1,548.64

Bank Interest






4,389.55



965.31

Depreciation







8,708.63



3,469.45

Director renumeration







-



12,500.00

Donations







-



34.00

Fuel &
Oil






115.29



1,674.63

Legal
Fees







-



10,342.11

Loss on Foreign
Exchange







24,970.81



1,032.29

Marketing Fees







-



10,000.00

Motor Vehicles Expenses







-



92.70

Other Expenses







-



590.93

Overseas Traveling
Expenses







-



34,039.56

Printing & Stationery






2,293.38



7,601.77

Promotional Expenses







-



6,694.42

Rent






600.00



1,500.00

Repairs & Maintenance






1,500.00



250.00

Software






628.94



71.05

Subscriptions






1,042.08



359.52

Telephone & Postage






9,083.94



13,410.81

Traveling & Subsistence







-



18,753.66














NET PROFIT/(LOSS) FOR
THE YEAR






(58,239.42)



(134,222.16)

TAXATION



8



-




-

NET PROFIT/(LOSS) AFTER
TAXATION






(58,239.42)



(134,222.16)

RETAINED INCOME/(ACCUMULATED
LOSS) BEGINNING OF THE YEAR






(134,222.16)




-














RETAINED INCOME/(ACCUMULATED LOSS)
AT THE END OF THE YEAR






(192,461.58)



(134,222.16)

QIBLAH TECHNOLOGIES LTD












Registration No.
97/16605/06

























CASHFLOW STATEMENT FOR THE YEAR
ENDED 28 FEBRUARY 1999












(All Currencies stated are
in South African Rands =
ZAR)



















1999



1998








ZAR



ZAR














CASHFLOW FROM OPERATING
ACTIVITIES

























Net Profit/(Loss)
Before Taxation and
Dividend






(58,239.42)



(134,222.16)

Adjustments:












Depreciation






8,708.63



3,469.45

 Interest Paid






4,389.55



965.31

CASHFLOW BEFORE WORKING
CAPITAL MOVEMENTS






(45,141.24)



(129,787.40)














WORKING CAPITAL
MOVEMENTS






44,521.34



(16,138.99)

Decrease/(Increase) in
Debtor






(2,616.59)



(1,624.08)

 (Decrease)/Increase in
Creditor






47,669.36



106,506.27

Decrease/(Increase) in
Stock






(531.43)



(121,021.18)














CASHFLOW FROM OPERATING
ACTIVITIES






(619.90)



(145,926.39)














Interest
Paid






(4,389.55)



(965.31)

NET CASHFLOW FROM
OPERATING ACTIVITIES






(5,009.45)



(146,891.70)














NET CASHFLOW FROM
INVESTMENT ACTIVITIES






(16,077.63)



(143,688.45)














Additions to Fixed
Assets






(16,077.63)



(43,688.45)

Additions to Other
Assets






0.00



(100,000.00)














NET CASHFLOW FROM BUSINESS
ACTIVITIES






(21,087.08)



(290,580.15)

CASHFLOW FROM FINANCE
ACTIVITIES






21,199.44



291,865.71














Cashflow from Share
Capital






30,100.00



179,000.00

Cashflow from Long-term
Liabilities






(10,726.84)



94,682.81

Cashflow from Bank
Overdraft






1,826.28



18,182.90














Cash and Cash
equivalents for the
year






112.36



1,285.56

Cash and Cashequivalents
at beginning of the year






1,285.56




-














Cash and
Cashequivalents at  end
of the year






1,397.92



1,285.56
















QIBLAH TECHNOLOGIES LTD












Registration No. 97/16605/06

























 NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 28
FEBRUARY 1998 AND 1999












(All Currencies stated are in South
African Rands = ZAR)







































ACCOUNTING POLICIES

























The most important accounting policies employed by the company are detailed below. Except where otherwise indicated the policies are consistent with those employed in previous years.






































1.1
PRESENTATION

























The financial statements of the company are prepared on the historical cost basis.





































1.2
FIXED ASSETS AND DEPRECIATION

























Fixed assets are reflected at cost less accumulated depreciation. Depreciation is provided on the straight line basis at rates which will reduce the cost of the assets to estimated residual values over their expected useful lives.

























The most important rates of
depreciation are:

























Furniture &
Fittings - 10%












Office Equipment
- 20%












Computer & Printer
- 33.33%





































1.3
STOCK

























Stock is valued at the lower of cost price or net realisable value on the first in first out basis. Unfinished goods are valued at cost price, relative to
the stage of completion.





































1.4
FOREIGN CURRENCIES

























Transactions in foreign currencies during the year are translated at the rate ruling on the transaction date, or forward cover rate, where forward cover contracts are considered to be integral to the transactions. Assets and liabilities in foreign currencies are translated at the rate ruling at year end, except where they are subject to forward cover
contracts.
























1.5
DEFERRED TAX

























Deferred tax is provided for using the comprehensive liability method after taking into account assessed or estimated tax losses. Provision is made for the future income tax liability on timing differences which arise when income and expense items are recognized in different periods for accounting and tax purposes.











































1999



1998








ZAR



ZAR














2.
FIXED ASSETS

























DESCRIPTION


COST
PRICE
OPENING

ACCUMULATED



CLOSING






BOOK VALUE

DEPRECIATIO
N



BOOK VALUE





ZAR
ZAR

ZAR



ZAR















Electronic equipment


29,005.7
0
11,150.00

6,608.70



22,397.00


Furniture & Fittings


1,800.00
1,740.00

240.00



1,560.00


Office Equipment


8,020.95
7,352.00

2,272.95



5,748.00


Trade Fair Display Panels


5,149.95
4,977.00

687.95



4,462.00


Trial Mould for Qiblah
Locator


15,789.4
8
15,000.00

2,368.48



13,421.00


















59,766.0
8
40,219.00

12,178.08



47,588.00




























FIXED ASSETS
RECONCILIATION



























Computer
Furnitur
e &
Office

Trade Fair



Trial Mould
-




& Printer
Fittings
Equipment

Display
Panels



Q.  Locator















Book Value

11,150.00
1,740.00
7,352.00

4,977.00



15,000.00


Plus:












  Purchases

16,077.63

-

-


-




-


Less:












  Depreciation

4,830.63
180.00
1,604.00

515.00



1,579.00















Book Value 28/2/99

22,397.00
1,560.00
5,748.00

4,462.00



13,421.00




























TOTAL









47,588.00








































3.
OTHER ASSETS





100,000.00



100,000.00















Intellectual Property for the
Licensing rights to develop and












manufacture Qiblah
Locators.
























4.
STOCK





121,552.61



121,021.18















Stock consists of components for the
assembly of












Qiblah Locators.
























5.
LONG TERM LIABILITIES

























5.1
Loan account
Maurice Jacquesson




2,498.57



2,498.57


5.2
Loan account R
Hubsch




1,489.95



(723.82)


5.3
Loan account R
Papsdorf




79,967.45



92,908.06





















83,955.97



94,682.81




























Unsecured , interest free loans with
no fixed terms of












repayment.


















































(All Currencies stated are in South
African Rands = ZAR)












6.
SHARE CAPITAL

























AUTHORISED

























20,000,000 Ordinary Shares of R0-01
each





200,000.00



200,000.00




























ISSUED

























16,917,000  Ordinary Shares of R0-01
each





169,170.00



157,130.00




























SHARE PREMIUM





39,930.00



21,870.00















Balance Previous year





21,870.00




-


  24,000 Ordinary Shares
@ R0.49





11,760.00




-


  70,000 Ordinary Shares
@ R0.09





6,300.00




-


100,000 Ordinary Shares @
R0.09






-



9,000.00


  13,000 Ordinary Shares
@ R0.99






-



12,870.00




























All the shares were issued to share
holders but the statutory












requirements were not complied with
as registration of the












allotments at the Registrar of
Companies are still in progress.
























7.
DISTRIBUTABLE RESERVES/(ACCUMULATED LOSSES)

























Distributable Reserves/(Accumulated losses) beginning of the year





(134,222.16
)




-


Profit/(Loss) for the
Year





(58,239.42)



(134,222.16
)















Distributable Reserves/(Accumulated losses) at the end of the year





(192,461.58
)



(134,222.16
)



























8.
TAXATION

























Net profit/(loss) for the
year





(58,239.42)



(134,222.16
)


Plus
:
Donations





-



34.00



Advertising -
Investor





-



1,083.67



Legal Fees





-



10,342.11















CALCULATED  PROFIT/(LOSS)  FOR THE
YEAR





(58,239.42)



(122,762.38
)


PROFIT/(LOSS) FOR THE PREVIOUS YEAR





(122,762.38
)




-















CALCULATED PROFIT/(LOSS) AT THE END OF THE
YEAR





(181,001.80
)



(122,762.38
)




























Therefore no tax is
provided for.
























9.
CAPITAL COMMITMENTS

























The directors are not aware of any material capital commitments outside the ordinary course of business.


























10.
CONTINGENT LIABILITIES

























The directors are not aware of any contingent liabilities incurred by the company.
























11.
CURRENCY RESTRICTIONS

























South African authorities has certain currency restrictions with foreign countries.












Every foreign transaction must be approved by the SA
Reserve bank via the commercial banks.